SUNAMERICA SERIES TRUST

Supplement to the Statutory Prospectus Dated May 2, 2011

(as Supplemented January 20, 2012)

The following change is effective April 1, 2012:

MFS Massachusetts Investors Trust Portfolio (the “Portfolio”). In the Portfolio Summary, in the Investment Adviser section, the information about the current portfolio manager Nicole M. Zatlyn is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Portfolio Since	Title
Ted M. Maloney	2012	Investment Officer

In the Management section, under Information about the Investment Subadvisers, the portfolio manager information for the Portfolio is deleted in its entirety and replaced with the following:

The MFS® Massachusetts Investors Trust Portfolio is managed by T. Kevin Beatty and Ted M. Maloney. Mr. Beatty has been employed in the investment area of MFS since 2002. Mr. Maloney has been employed in the investment area of MFS since 2005.

Date: March 30, 2012

Versions: Class 1 Version B; Class 1 & 3 Version C1 and Combined Master

SUNAMERICA SERIES TRUST

Supplement to the Statement of Additional Information dated

May 2, 2011 (as supplemented June 30, 2011 and January 20, 2012)

Effective April 1, 2012, under the heading PORTFOLIO MANAGERS, under the section Other Accounts, the portfolio manger information with regard to Nicole M. Zatlyn, a manager with Massachusetts Financial Services Company (“MFS”), is deleted and replaced with the following:

Advisers/ Subadviser	Portfolio Managers		Other Accounts (As of January 31, 2011)
			Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
			No. of Accounts	Assets (in $ millions)	No. of Accounts	Total Assets (in $millions)	No. of Accounts	Total Assets (in $millions)
MFS	Ted M. Maloney	*	—	—	—	—	1	$7.1

*	Information current as of February 29, 2012.

Dated: March 30, 2012